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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 16, 2002


                LEAR CORPORATION SALARIED RETIREMENT SAVINGS PLAN
                 LEAR CORPORATION HOURLY RETIREMENT SAVINGS PLAN
                   LEAR CORPORATION HOURLY 401(k) SAVINGS PLAN

             (Exact name of Registrant as specified in its charter)


    DELAWARE                      1-11311                             13-3386776

(State or other          (Commission File Number)                  (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                         Number)


21557 TELEGRAPH ROAD, SOUTHFIELD, MICHIGAN                                 48034

(Address of principal executive offices)                              (Zip Code)

                                 (248) 447-1500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 16, 2002, Lear Corporation (the "Company"), as the Plan Administrator of the Lear Corporation Salaried Retirement Savings Plan, the Lear Corporation Hourly Retirement Savings Plan and the Lear Corporation Hourly 401(k) Savings Plan (each a "Plan" and collectively, the "Plans"), decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the independent public accountants for each Plan and engage PricewaterhouseCoopers LLP ("PWC") to serve as the independent public accountants for each Plan for the fiscal year ended December 31, 2001.

Arthur Andersen's reports on the Plans' financial statements for each of the years ended December 31, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2000 and 1999 and through May 16, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Plans' financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated May 21, 2002, stating its agreement with such statements.

During the years ended December 31, 2000 and 1999 and through the date of the Company's decision, the Company did not consult PWC with respect to the application of accounting principles to a Plan specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Plans' financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 21, 2002, filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      LEAR CORPORATION SALARIED RETIREMENT SAVINGS PLAN LEAR CORPORATION HOURLY RETIREMENT SAVINGS PLAN LEAR CORPORATION HOURLY 401(k) SAVINGS PLAN

                          BY: LEAR CORPORATION, AS PLAN
                                 ADMINISTRATOR OF THE FOREGOING PLANS

Date: May 23, 2002               By: /s/ Joseph F. McCarthy
                                     -----------------------------------------
                                 Name:   Joseph F. McCarthy
                                 Title:  Vice President, Secretary and General
                                         Counsel





                                  EXHIBIT INDEX

Exhibit Number                      Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 21, 2002.